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                                                                   Exhibit 99.8
               THE STOCK APPRECIATION AND PHANTOM STOCK UNIT PLAN
                                       OF
                  PAYLESS SHOESOURCE, INC. AND ITS SUBSIDIARIES
                                       FOR
                   PAYLESS SHOESOURCE INTERNATIONAL EMPLOYEES
                           (as amended April 20, 1998)


PART I.    GENERAL

                  1. PURPOSE. The purpose of the Plan is to aid Payless ShoeSource, Inc. and its subsidiaries in attracting, retaining, motivating and rewarding certain management employees.

                  2. DEFINITIONS. Whenever used herein, the following terms shall have the meanings set forth below:

                           (a) "Agreement" means the agreement between the Company or any International Subsidiary and a Participant evidencing the award of Stock Appreciation Units or Phantom Stock Units and containing the terms and conditions, not inconsistent with the Plan, that are applicable to such Units.

                           (b) "Award" means an award of Units under the Plan.

                           (c) "Exercise Price" means, with respect to a Stock Appreciation Unit, the Fair Market Value of a share of Stock on the date the Stock Appreciation Unit is granted.

                           (d) "Board" means the Board of Directors of Payless ShoeSource, Inc., a Missouri corporation, provided, that immediately after the effective time of the Merger such term shall mean the Board of Directors of Payless ShoeSource, Inc. (formerly Payless ShoeSource Holdings, Inc.), a Delaware corporation.

                           (e) "Committee" means a committee designated by the Board which shall consist of not less than 2 members of the Board who shall be appointed by and serve at the pleasure of the Board and who shall be "outside" directors within the meaning of Section 162(m) of the Code.

                           (f) "Company" means Payless ShoeSource, Inc., a Missouri corporation, provided, that immediately after the effective time of the Merger


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         such term shall mean Payless ShoeSource, Inc. (formerly Payless
         ShoeSource Holdings, Inc.), a Delaware corporation.

                           (g) "Disability" means a total and permanent disability which enables the Participant to be eligible for and to receive disability benefits under (i) the Social Security Act of the United States of America or (ii) under any comparable governmental arrangements in the country in which the Participant resides.

                           (h) "Fair Market Value" of a share of Stock means the average of the high and low price of the Stock on the New York Stock Exchange on the date in question, or if no sales occurred on such day, on the last preceding day on which Stock was traded.

                           (i) "International Subsidiary" means any Subsidiary primarily engaged in business outside of the United States of America.

                           (j) "Participant" means an individual to whom an Award for Stock Appreciation Units or a Phantom Stock Units is made under the Plan.

                           (k) "Phantom Stock Unit" means a non-transferrable, non-assignable right described in Part II of the Plan awarded by the Company or any Subsidiary and approved by the Committee under or pursuant to the Plan which provides for the payment of an amount in cash in accordance with such terms and conditions, not inconsistent with the Plan, that are applicable to such Unit.

                           (l) "Plan" means The Stock Appreciation and Phantom Stock Unit Plan of Payless ShoeSource, Inc. and Its Subsidiaries For Payless ShoeSource International Employees.

                           (m) "Retirement" means "retirement" as that word is defined in any retirement plan sponsored by an International Subsidiary which is applicable to the Participant or, if there is no such plan, as defined in the Company's Profit Sharing Plan.

                           (n) "Subsidiary" means any company owned, directly or indirectly by the Company or any subsidiary thereof.

                           (o) "Stock" means common stock of the Company.

                           (p) "Stock Appreciation Unit" means a
         non-transferrable, non-assignable right described in Part II of the Plan awarded by the Company or any Subsidiary and approved by the Committee under or pursuant to the Plan

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         which provides for the payment of an amount in cash in accordance with such terms and conditions, not inconsistent with the Plan, that are applicable to such Unit and whose Exercise Price is the Fair Market Value of a share of Stock on the date of the Award.

                           (q) "Unit" means a Stock Appreciation Unit or a Phantom Stock Unit. Each Phantom Stock Unit shall represent the right to receive 100% of the value of a share of Stock on the day the Unit vests. Each Stock Appreciation Unit shall represent the right to receive the difference, if positive, between the Fair Market Value of a share of stock on the date the Unit is exercised and the Exercise Price of the Unit. Units are not shares of stock and do not entitle Participants to receive Stock or exercise any rights incident to ownership of Stock, except that the Committee may provide in an agreement that holders of Phantom Stock Units will receive dividend equivalents if any cash dividends are paid on its Stock by the Company.

                           (r) "Merger" means the merger of Payless Merger Corp., a Missouri corporation and wholly-owned subsidiary of Payless ShoeSource, Inc. (formerly Payless ShoeSource Holdings, Inc.), a Delaware corporation, with the Company, pursuant to an Agreement and Plan of Merger among the Company, Payless Merger Corp. and Payless ShoeSource, Inc. (formerly Payless ShoeSource Holdings, Inc.).


                  3. ADMINISTRATION. The Plan shall be administered by the Committee. Subject to all the applicable provisions of the Plan, including, without limitation, Section 4 of Part I of the Plan, the Committee is authorized to approve Awards of Units in accordance with the Plan, to construe and interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to the Plan, and to make all determinations and take all actions necessary or advisable for the Plan's administration. The Committee shall act by vote or written consent of a majority of its members. Whenever the Plan authorizes or requires the Committee to take any action, make any determination or decision, or form any opinion, then any such action, determination, decision or opinion by or of the Committee shall be in the absolute discretion of the Committee.

                  4. PARTICIPANTS. The individuals who are eligible to receive Awards for Units hereunder shall be limited to management employees of any Subsidiary who, on the date of the award of Units under the Plan, are not citizens of the United States of America and who are employed and reside out of the boundaries of the United States of America.


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                  From time to time the Committee shall in its sole discretion, but subject to all of the provisions of the Plan, determine which eligible employees will receive Awards of Units under the Plan and the size, terms and conditions of the Unit or Units to be awarded to each Participant. In any year, the Committee may approve the award to any eligible employee of Units subject to differing terms and conditions. Neither the Committee's decision to approve the award of a Unit to that employee in any other year or to any other employee in any other year, nor the Committee's decision with respect to the size, terms and conditions of the Award(s) to be made to an employee in any year, require the Committee to approve the award of the Unit(s) of the same size or with the same terms and conditions to such employee in any other year or to any other employee in any year. The Committee shall not be precluded from approving the award of a Unit to any eligible employee solely because such employee may previously have received an Award under the Plan.

                  5. EMPLOYMENT. In the absence of any specific agreement to the contrary, no Award of Units to a Participant under the Plan shall affect any right of the Participant's employer to terminate the Participant's employment at any time.

PART II.       UNITS

                  1. UNITS. The Committee may from time to time in its discretion approve the award of Units to employees who are eligible to receive an Award in accordance with Section 4 of Part I of the Plan. An Award shall be evidenced by an Agreement which shall contain such terms and conditions (which may include vesting provisions and other restrictions not inconsistent with the Plan as the Committee shall determine); provided, however, that an Award shall satisfy the requirements set forth in Part II of the Plan.

                  2. GRANT. An Award may be granted by the Committee and shall be effective upon the date approved by the Committee.

                  3. EXERCISE AND VESTING. Stock Appreciation Unit Awards may be exercised by the Participant only at such time or times, and only upon such terms and conditions, as shall be set forth in the Agreement relating to such Stock Appreciation Unit Award. A Phantom Stock Unit Award will vest on the date or dates as are set forth in the Agreement respecting such Phantom Stock Unit Award.

                  4. AMOUNT OF PAYMENT. Upon the exercise of a Stock Appreciation Unit Award, a Participant shall be entitled to receive the excess of the Fair Market Value of a share of Stock over the Exercise Price of a Unit with respect to each Unit exercised. Upon vesting of a Phantom Stock Unit, a participant shall be entitled to receive an amount for such Unit equal to the Fair Market Value of a share of Stock on the date the Unit vests.


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                  5.       FORM OF PAYMENT. Any amount which becomes payable
upon exercise or vesting of an Award under the Plan shall be paid entirely in cash. The Committee may determine that amounts shall be payable in United States dollars or in local currency, converted on such basis and at such conversion rate as the Committee shall deem reasonable.

                  6.       TERMINATION.

                           (a) GENERAL. A Stock Appreciation Unit Award shall terminate as of the earlier of (i) the date of exercise of Award, to the extent that it is exercised, or (ii) the expiration date specified in the Agreement with respect to such Award. If an unexercised Stock Appreciation Unit Award is otherwise exercisable on the date that it expires, and if the Fair Market Value of Stock with respect to which it was granted, determined as of the date of such expiration, exceeds the Exercise Price of the Units (under such Award as set forth in the Stock Appreciation Unit Agreement), then the Award shall automatically be deemed to have been exercised as of the date of such expiration.

                           (b) TERMINATION OF EMPLOYMENT. If a Participant ceases to be an employee of the Company or of a Subsidiary, for any reason other than such Participant's Disability, Retirement or Death, then any Award not theretofore exercised or vested, as applicable, shall immediately be terminated and may not thereafter be exercised, and no payment shall be made hereunder pursuant to such Award. Each Agreement shall provide that the Committee may terminate any Award prior to the date on which the Unit is exercised or vested, as applicable, if the Participant engages during the life of the Award in employment or activities contrary, in the opinion of the Committee, to the best interests of the Company or of any Subsidiary.

                           (c) DISABILITY. If a Participant ceases to be an employee of the Company or of a Subsidiary by reason of such Participant's Disability, then the Participant's rights under the Award after the date of such Disability shall be determined by the provisions of the Agreement applicable to such Award.

                           (d) DEATH. If a Participant ceases to be an employee of the Company or of a Subsidiary by reason of the Participant's death, the participant's rights under the Award shall be determined by the provisions of the Agreement applicable to such Award.

                           (e) RETIREMENT. If a Participant ceases to be an employee of the Company or of a Subsidiary by reason of the Participant's Retirement,


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         any unvested Phantom Stock Units shall expire. The right to exercise all or any portion of any Award of Stock Appreciation Units shall be determined by the provisions of the Agreement applicable to such Award.

                  7. NON-ASSIGNABILITY. An Award shall not be transferable (other than by will or the laws of descent and distribution) and, during the Participant's lifetime, shall be exercisable by, and payable to, only the Participant.

                  8. RESTRICTIONS. Awards shall be subject to the condition that if at any time the Company shall determine in its discretion that the registration of the Plan with any regulatory authority, the satisfaction of withholding tax or other withholding liabilities under the law of any applicable jurisdiction or the consent or approval of any regulatory body is necessary or desirable as a condition of, or in connection with, the exercise or vesting of such Award, then, in any such event, such exercise or vesting shall not be effective unless such registrations withholding, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

                  9. REPRICING PROHIBITED. There shall be no grant of a Stock Appreciation Unit in exchange for a Participant's agreement to cancellation of a Stock Appreciation Unit with a higher Exercise Price that was previously granted to such Participant.

PART III.      CANCELLATION AND RESCISSION

                  1.       COMPETITION; CONFIDENTIAL INFORMATION.

                           (a) Unless a Stock Appreciation Right Agreement (any such agreement being referred to herein as an "Agreement") specifies otherwise, the Committee may

                           (1) cancel at any time any unexercised Stock Appreciation Unit; or

                           (2)      rescind any exercise of a Stock Appreciation
                                    Unit

                  if the Participant is not in compliance with all other applicable provisions of the Agreement or the Plan or if, prior to any such exercise or within six months after such exercise, the Participant

                           (i) engages in a Competing Business, as such term is defined in the Agreement; or

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                           (ii) solicits for employment, hires or offers
                           employment to, or discloses information to or otherwise aids or assists any other person or entity other than the Company in soliciting for employment, hiring or offering employment to, any employee of the Company; or

                           (iii) takes any action which is intended to harm the Company or its reputation, which the Company reasonably concludes could harm the Company or its reputation or which the Company reasonably concludes could lead to unwanted or unfavorable publicity to the Company; or

                           (iv) discloses to anyone outside the Company, or uses in other than the Company's business, any "confidential information," as such term is defined in the Agreement.

                           (b) Upon exercise of Stock Appreciation Unit, the Participant shall certify on a form acceptable to the Committee that the Participant is in compliance with the terms and conditions of the Agreement and the Plan.

                           (c) The Company shall immediately notify the Participant in writing of any cancellation of any unexercised Stock Appreciation Unit. Following receipt of such notice, the Participant shall have no further rights with respect to such Stock Appreciation Unit.

                           (d) The Company shall notify the Participant in writing of any rescission of an exercise of a Stock Appreciation Unit within one year after the activity referred to in Part III, Section 1(a). Within ten days after receiving such a notice from the Company, the Participant shall pay to the Company the excess of the Fair Market Value of the Stock on the date of exercise of a Stock Appreciation Unit over the Exercise Price for the Unit.

                  2. AGREEMENT BY PARTICIPANT REGARDING DEDUCTION. The Participant shall agree and consent to a deduction from any amounts the Company or a Subsidiary owes to the Participant from time to time (including amounts owed as wages or other compensation, fringe benefits, or vacation pay, as well as any other amounts owed to the Participant by the Company or a subsidiary), to the extent of the amounts the Participant owes the Company under this Article
III. Whether or not the Company elects to make any set-off in whole or in part, if the Company does not recover by means of set-off the full amount owed by the Participant, calculated as set forth in this Article III, then the Participant agrees to pay immediately the unpaid balance to the Company.


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PART IV.       MISCELLANEOUS

                  1. EFFECTIVE DATE. The Plan shall become effective on May 14, 1997.

                  2. DURATION OF PLAN. The Plan shall remain in effect until it is terminated by the Company.

                  3. WITHHOLDING. The Company or any Subsidiary shall have the right to deduct from the amount of any payment arising from the exercise or vesting of an Award any taxes required by applicable law to be withheld from such amount.

                  4. UNFUNDED PLAN. The Plan shall be unfunded. Neither the Company nor any Subsidiary nor the Committee shall be required to segregate any assets that may at any time be represented by Awards under the Plan. Neither the Company nor the Committee shall be deemed to be a trustee of any amounts to be paid under the Plan. Any liability of the Company to any Participant with respect to an Award shall be based solely upon any contractual obligations created by the Plan or an Agreement, and no such obligation shall be deemed to be secured by any pledge or any encumbrance on any property of the Company or of any Subsidiary.

                  5. CHANGES IN CAPITAL STRUCTURE. In the event that there is any change in the capital structure of the Company, through merger, consolidation, reorganization, recapitalization, spinoff or otherwise, or if there shall be any dividend on the Stock, payable in such Stock, or if there shall be a stock split or combination of shares, the number and/or the Exercise Price of the Units shall be proportionately adjusted by the Board as it deems equitable, in its absolute discretion, to prevent dilution or enlargement of the Participant's Award. The issuance of Stock for consideration and the issuance of Stock rights shall not be considered a change in the Company's capital structure. No adjustment provided for in this section will result in fractional Units.

                  6. AMENDMENT OR TERMINATION. The Board may, by resolution, amend or terminate the Plan at any time; provided, however, that the Board may not, without the consent of the holder of the Unit, alter or impair any Award previously granted under the Plan except as authorized herein.

Notwithstanding the foregoing, the Board may, by resolution, amend the Plan in any way that it deems necessary or appropriate in order to make income with respect to the Plan deductible for United States Federal income tax purposes under Section 162(m) of the Code without regard to the foregoing proviso and any such amendment shall be effective as of such date as is necessary to make such income under the Plan so deductible.

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                  7.       CHANGE OF CONTROL. If while unexercised Awards remain
outstanding under the Plan:

                           (a) any "person," as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any company owned, directly or indirectly, by the shareowners of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities;

                           (b) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (a), (c) or (d) of this Section) whose election by the Board or nomination for election by the Company's shareowners was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

                           (c) the shareowners of the Company approve a merger or consolidation of the Company with any other Company, other than (1) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (2) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires more than 50% of the combined voting power of the Company's then outstanding securities; or

                           (d) the shareowners of the Company approve a plan of complete liquidation of the Company or an agreement for the sale of disposition by the Company of all or substantially all of the Company's assets, then from and after the date of the first of the foregoing events to occur, all outstanding Stock Appreciation Unit Awards held by active employees on such date shall be exercisable in full, whether or not otherwise exercisable, and all outstanding Phantom

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Stock Unit Awards held by active employees on such date shall vest in full, and shall be deemed fully payable.















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